Exhibit 10.10

FIRST AMENDMENT

to

FORWARD PURCHASE AGREEMENT

This First Amendment to Forward Purchase Agreement (this “Amendment”) is entered into as of January 31, 2021, among ECP Environmental Growth Opportunities Corp., a Delaware corporation (the “Company”), ENNV Holdings, LLC, a Delaware limited liability company (the “Sponsor”), and Goldman Sachs Asset Management, L.P., in its capacity as investment adviser on behalf of its clients, including the Permitted Fund Assignees (the “Purchaser” and collectively with the Company and the Sponsor, the “Parties” and each a “Party”).  Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Forward Purchase Agreement (as defined below).

WHEREAS, the Parties are parties to that certain Forward Purchase Agreement entered into as of January 24, 2021 (the “Forward Purchase Agreement”);

WHEREAS, the Company has filed with the U.S. Securities and Exchange Commission a registration statement on Form S-1 (as amended, the “Registration Statement”) for its initial public offering (“IPO”) of units of the Company (“Public Units”) comprised of one share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one share of Class A Common Stock at an exercise price of $11.50 per share; and

WHEREAS, the Company intends to amend the Registration Statement to, among other things, reflect that the Public Units to be issued and sold by the Company will be comprised of one share of Class A Common Stock and one-quarter of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one share of Class A Common Stock at an exercise price of $11.50 per share (the “Amendment to the Registration Statement”).

NOW, THEREFORE, in connection with the Amendment to the Registration Statement, and in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties agree as follows:

1. Amendments to the Forward Purchase Agreement.

Section 2(a) of the Forward Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a) In connection with the IPO Closing, the Purchaser shall enter into a purchase agreement with the Company with the same terms as that entered into by the Sponsor (the “Purchase Agreement”) pursuant to which the Purchaser will agree to purchase (i) if one-third or one-quarter of one redeemable warrant is included in each Public Unit, 510,000 warrants (or 564,000 warrants if the IPO Option is exercised in full) at a price of $1.50 per warrant ($765,000 in the aggregate, or $846,000 if the IPO Option is exercised in full), or (ii) if one-half of one redeemable warrant is included in each Public Unit, 765,000 warrants (or 846,000 warrants if the IPO Option is exercised in full) at a price of $1.00 per warrant ($765,000 in the aggregate, or $846,000 if the IPO Option is exercised in full) in a private placement that will close simultaneously with the IPO Closing, and the Company will agree to issue and sell to the Purchaser such number of warrants having the same terms as the warrants to be purchased by the Sponsor in connection with the IPO Closing, as described in the Registration Statement (the “Private Placement Warrants”). Each Private Placement Warrant will be exercisable to purchase one share of Class A Common Stock at a price of $11.50 per share. The number of Private Placement Warrants purchased by the Purchaser pursuant to the Purchase Agreement will reduce the number of warrants purchased by the Sponsor by an equivalent amount and will be adjusted from the number set forth herein as necessary so that the Purchaser purchases a number of Private Placement Warrants equal to 9.0% of the total Private Placement Warrants purchased in the aggregate by the Sponsor and the Purchaser in connection with the IPO Closing. The Purchaser’s Private Placement Warrants will be subject to a 30-day lock up following the Business Combination Closing.”

2. References.  All references in the Forward Purchase Agreement to the “Agreement” shall be deemed to be the Forward Purchase Agreement as amended by this Amendment.

3. Entire Agreement. This Amendment, together with the Forward Purchase Agreement and any documents, instruments and writing that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the Parties in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

4. No Other Amendments. This Amendment shall not constitute an amendment or waiver of any provisions of the Forward Purchase Agreement not expressly referred to herein.  Except as expressly amended hereby, the Forward Purchase Agreement is and shall remain in full force and effect in accordance with the terms thereof.

5. Miscellaneous.

(a) Governing Law. This Amendment and the rights and obligations of the Parties shall be construed in accordance with and governed by the laws of Delaware applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

(b) Jurisdiction. The Parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of Delaware and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(c) Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

(d) Execution. This Amendment may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date first set forth above.

PURCHASER:

GOLDMAN SACHS ASSET MANAGEMENT, L.P., in its capacity as investment adviser on behalf of its clients, including the Permitted Fund Assignees

By:	/s/ Ganesh Jois
Name: Ganesh Jois
Title: Managing Director

Address for Notices: 200 West Street
New York, NY 10282
E-mail: Ganesh.Jois@gs.com

[Signature Page to Forward Purchase Agreement]

COMPANY:

ECP ENVIRONMENTAL GROWTH OPPORTUNITIES CORP.

By:	/s/ Tyler Reeder
Name: Tyler Reeder
Title: President and Chief Executive Officer

SPONSOR:

ENNV HOLDINGS, LLC

By:	/s/ Tyler Reeder
Name: Tyler Reeder
Title: President and Chief Executive Officer

[Signature Page to Forward Purchase Agreement]